UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2023

TSCAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40603	82-5282075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

830 Winter Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 399-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.0001 par value per share	TCRX	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2023, the Board of Directors (the “Board”) of TScan Therapeutics, Inc. (the “Company”) appointed Gavin MacBeath, Ph.D., as Chief Executive Officer and member the Board, effective May 24, 2023. Dr. MacBeath will serve as a Class I director until the date of the annual meeting of stockholders following the year ending December 31, 2024, or until his earlier death, resignation or removal. Dr. MacBeath had been serving as acting Chief Executive Officer, since March 28, 2023, and as Chief Scientific and Operating Officer of the Company. Dr. MacBeath will no longer serve as Chief Scientific and Operating Officer of the Company, effective May 24, 2023.

In connection with Dr. MacBeath’s appointment as Chief Executive Officer of the Company, the Board agreed to increase his base salary to $565,000 from $470,000, and his target annual bonus to 50% from 40% of his base salary.

On May 24, 2023, Dr. MacBeath also received an award of stock options for 1,121,300 shares of common stock with an exercise price equal to the closing price on the Nasdaq Global Market on the date of grant of $2.49 per share. These stock option awards were part of a grant to other recipients on May 24, 2023 aggregating 7,403,100 stock option awards, all of which are subject to and contingent upon the approval by the Company’s stockholders of an amendment of the Company’s 2021 Equity Incentive Plan (the “Plan Amendment”), increasing the number of shares available for issuance thereunder by 7,500,000, within 12 months of the Board’s approval of the Plan Amendment on May 24, 2023. Of the options granted to Dr. MacBeath, 536,300 would vest as follows: 25% on the one-year anniversary of May 24, 2023 and the balance in 36 monthly installments thereafter and 585,000 would vest as follows: 25% on February 2, 2025 and the balance in 36 monthly installments thereafter, in each case subject to Dr. MacBeath’s continued employment.

Item 7.01.	Regulation FD Disclosure.

On May 24, 2023, the Company issued a press release announcing the appointment of Dr. MacBeath. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	Press Release Issued by TScan Therapeutics, Inc. on May 24, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TScan Therapeutics, Inc.

Date: May 31, 2023	By:	/s/ Brian Silver
Brian Silver
Chief Financial Officer